Exhibit 99.1

2Q 2022 – Investor Presentation August 2022

Disclaimer

BM Technologies is not a bank and it does not provide banking services. The BankMobile platform facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to the BankMobile technology providing services between customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank.

This presentation is for informational purposes only and should not be relied on for any other purpose. No representations or warranties, express or implied are given in, or with respect to, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy and completeness. This data is subject to change.

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements
This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements may be identified through the use of words such as "anticipate," "estimate," "expect," "intend," "plan," will," "should," "plan," "continue," "potential" and "project" or the negative of these terms or other similar words and expressions, and in this press release include our expectations regarding the First Sound merger, the development of our relationship with a significant new BaaS partner and the expected filing date of our 2022 second quarter Form 10-Q. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Factors that could cause or contribute to such differences include, but are not limited to: (1) the ability of BMTX to obtain required governmental approvals of the First Sound acquisition, (2) the occurrence of any event, change or other circumstances that could give rise to a delay in closing the First Sound acquisition or the termination of the acquisition agreement, (3) the failure of the closing conditions in the First Sound acquisition agreement to be satisfied, or any unexpected delay in closing the acquisition, (4) the risks relating to the integration of First Sound's operations into the operations of BMTX, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (5) the risk of expansion into new geographic or product markets, (6) the risk that we will be unable to expand our relationship with our new BaaS partner as we currently anticipate, and (7) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this press release can be found in the cautionary language included under the headings "CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS" and "Risk Factors" and in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and other documents subsequently filed with the Securities and Exchange Commission ("SEC"). The Company's SEC filings are available publicly on the SEC website at www.sec.gov. Many of these factors are beyond the Company's (and in the case of the prospective acquisition of First Sound, First Sound's) ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and BMTX undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

BMTX qualifies all forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures
This Presentation includes certain financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). This financial information include certain operating performance measures that exclude certain charges that are not considered part of recurring operations, such as merger-related charges. Such measures include Core EBITDA and Core Net Income. Management has included these non-GAAP measures because it believes that they provide useful supplemental information to investors and others in understanding and evaluating its operating results in the same manner as management. Further, management uses these measures to manage and evaluate its business, measure its performance and make strategic decisions. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Core EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Core EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the -GAAP Reconciliation included in the Appendix to this Presentation.

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Important Information For Shareholders and Investors

This presentation contains information related to a proposed merger of BM Technologies, Inc. (the "Company") with First Sound Bank. In connection with the proposed merger with First Sound Bank, the Company will file relevant materials with the SEC, including a definitive proxy statement for the Company's shareholders. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT BMTX WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FSB AND THE TRANSACTIONS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the transactions (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to BM Technologies, Inc. at 201 King of Prussia Road, Suite 350, Wayne, PA 19087.

Participants in Solicitation

The Company and First Sound Bank and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of the Company common stock in respect of the proposed transactions. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the Company's definitive proxy materials filed with the SEC in connection with its prospective 2022 annual meeting of shareholders scheduled to take place on June 15, 2022, filed with the SEC on May 2, 2022, as those materials were amended or supplemented on May 19, 2022. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RESTATEMENT OF 2021 QUARTERLY FINANCIALS

Financials for the periods ended March 31, 2021, June 30, 2021, and September 30, 2021 reported in this earnings release reflect the company's restatement of past periods as discussed in the company's annual report filed on Form 10K on May 10, 2022, and differ from previously reported financials. The restatement had no cumulative effect on the Company's previously reported revenues, Core EBITDA[1], total cash balance, total assets, total liabilities, total equity, net working capital, net cash flows from operating activities, investing activities, or financing activities. Similarly, this correction had no impact on the Company's operations or its underlying business fundamentals.

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1) Note: Core EBITDA is a non-GAAP measures, see slide 18 for further detail

Bmt

BMTX at a Glance Listed on: 4.9 Apple App Store Rating մմմմմ One of America’s largest digital banking platforms Opened over 450k accounts over the last year Nearly $2 billion in Deposits Leading Banking - as - a - Services (BaaS) Provider Experts in B2B2C banking Over 750 University Partners Serve 1 in every 3 (college or higher ed) students T - Mobile Partnership New BaaS Partnership expected to launch in 2023 Focused on millennials/underserved middle income Americans Customer - centric & affordable banking Create customers for life with full suite of banking products The BM Technologies digital banking platform employs a multi - partner distribution model, known as “Banking - as - a - Service” (BaaS), that enables the acquisition of customers at higher volumes and substantially lower expense than traditional banks, while providing significant benefits to its customers, partners, and business . BM Technologies NYSE American: BMTX Share Price 1 $6.30 Market Cap 1 $77.3 M Revenues ( ttm ) 2 $96.2 M Core EBITDA ( ttm ) 2 $30.2 M Cash & Cash Equivalents 1 $32.5 M Shares Outstanding 2 12.3 M Float 2 8.9 M Headquarters Radnor, PA 1. As of August 15 th , 2022 2. As of June 30 th , 2022 4

$14.0 $15.1 $5.0 $5.9 1H21 1H22 2Q21 2Q22 Record Second Quarter Results Continued Revenue and Core EBITDA 1 Growth +3% +3% 1) Note: Core EBITDA is a non - GAAP measures, see slide 18 for further detail 2) Note: Core Earnings is a non - GAAP measure, see slide 17 for further detail Core EBITDA 1 ($MM) +16% +8% 5 Revenue ($MM) 2Q’22 Core EBITDA (1) : $5.9M • Increase of $.8M YoY 1H’22 Core EBITDA (1): $15.1M • Increase of $1.2M YoY 2Q’22 EBITDA Increased 16% YoY 2Q’22 Revenue: $23.0M • Increase of $0.6M YoY 1H’22 Revenue: $48.1M • Increase of $1.5M YoY 2Q’22 Revenues Increased 3% YoY Approximately 215K new accounts opened in 1H’2022 1H’22 New Accounts Opened 2Q’22 Core Earnings (1): $1.9M • Increase of $1.2M YoY 1H’22 Core Earnings (1): $6.3M • Increase of $1.5M YoY 2Q’22 Core Diluted EPS 1 of $0.15 $46.6 $48.1 $22.4 $23.0 1H21 1H22 2Q21 2Q22

2Q’22 YoY Financial Highlights: Total Deposits & Spend 1) Note: New Business includes White Label Partners and Workplace Banking; 2) Note: Organic deposits defined as Cash inflows to end user deposit accounts, not attributable to higher education disbursemen ts . or white label partner incentive payments 6 #1 2Q’22 Average Consolidated Serviced Deposits: +$457M YoY to $2.0B • 29% YoY growth 2Q’22 Average New Business (1) Serviced Deposits: +$517M YoY to $1.5B • 52% YoY growth 2Q’22 Average Serviced Deposits +29% YoY #3 $2.0B in Financial Aid disbursed in 2Q’22 / $4.8B disbursed in 1Q’22 1H’22 Disbursement Volume +7% #2 $682M consolidated BMTX Debit Spend in 2Q’22 / $819M in 1Q’22 • 12%YoY decline reflects absence of stimulus benefit in year ago period 1H’22 Debit Card Spend - 12% YoY

Per Account Metrics 1 Revenue per Account 1 Deposits per Account Spend per Account 2Q’22 revenue per account: +13% YoY to $49 1) Note: Per account metrics are calculated using a day weighted average active accounts 2Q’22 Avg. deposits per account: +40% YoY to $4,787 • New business +50% YoY • Student business +2% YoY 2Q’22 spend per account: - 11% YoY to $1,617 • 2021 period benefit from Stimulus • New business: - 7% YoY • Student business: - 11% YoY 7 $1,817 $1,820 $1,742 $1,901 $1,617 $1,397 $1,353 $1,381 $1,331 $1,302 $1,967 $1,994 $1,862 $2,109 $1,745 2Q21 3Q21 4Q21 1Q22 2Q22 BMTX New Business Student Business $3,426 $4,079 $4,399 $4,907 $4,787 $8,250 $10,045 $11,873 $12,674 $12,389 $1,705 $1,859 $1,918 $2,109 $1,745 2Q21 3Q21 4Q21 1Q22 2Q22 BMTX New Business Student Business $44 $49 $51 $54 $49 2Q21 3Q21 4Q21 1Q22 2Q22

$1,559 $1,732 $1,961 $2,112 $2,016 2Q21 3Q21 4Q21 1Q22 2Q22 $6.4 $6.9 1H'21 1H'22 Demonstrating Strong Performance Across Key Metrics 1H’22 Debit card spend down - 12% YoY • 2021 period benefit from Stimulus Debit Card Spend Avg. Serviced Deposits ($ in millions) Disbursements 1H’22 ($ in billions) 7% 1H’22 vs. 1H’21 +29% 2Q’22 vs. 2Q’21 8 2Q’22 Average Serviced Deposits increased 29% YoY 10 new colleges and universities signed in 1H‘22 ~55K newly added SSEs in 1H’22 ($ in millions) $1,709 $1,500 1H'21 1H'22

Attractive Business Model Diversified Revenue Streams Card Revenue 29% Interchange and MasterCard incentive income based on card activity and out - of - network ATM fees % of 2021 Revenues Deposit Servicing Fees 48% Fee charged to partner bank(s) based on average balances of serviced deposits Account Fees 11% Monthly account fees, wire fees and card replacement fees University Fees 6% Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options Other Fees 6% Various nominal other fees, including fees associated with cash deposits 9 Revenue Breakout By Major Category Summary Income Statement (1) 1) Restated, see “ restatement of 2021 Quarterly Financials herein

2Q 2022 BMTX Business Highlights

Nearly $2B in Deposits	- In 2Q'22, BMTX averaged $2.0B in deposits, a $457M/29% increase YoY
First sound bank merger continuing to progress	- Positioning BMTX to become a fintech bank with a sustainable, profitable business model and new revenue opportunities
Expansion of BaaS Business	- BMTX has signed a contract with a substantial new BaaS partner in 2022 that will expand BMTX's reach - Continued improvements to the BaaS platform will allow BMTX to shorten time to market - BMTX and T-Mobile selected as Best Fintech Partnership at 2021 Finovate Awards - Expansion of T-Mobile Money roadmap - Strong Pipeline
Growth in Higher Ed Business	- Upgrading post student account experience - Preparing for credit cross-sell as a bank - BMTX added 10 new schools YTD providing ~55k additional students access to BankMobile disbursements. - In 2022 6 schools signed up for new BankMobile Vendor Pay™ offering – more products increases "stickiness"

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Bmt

Tremendous Platform Growth Opportunity Multiple Levers to Accelerate Growth Continue to add new SSEs Increase adoption rates through new partnerships Expand partnerships to expand access to credit Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies Continue RFP process and strategic discussions with vetted blue - chip, BaaS partners to tap into their loyal customer bases Distribute the platform through new channels to open up incremental TAM Capitalize on robust universe of marketplace lenders, Personal Financial Management (“PFM”) players, and vertical higher - ed software acquisition targets Expand Student Adoption and Create Long - Term Customer Relationships by Expanding Access to Credit Products Further Expand Within Existing Banking - as - a - Service (BaaS) Partnerships Continue to Add New Banking - as - a - Service (BaaS) Partners Expand Distribution Channels and Product Offerings Strategic M&A 11

Looking Forward: 5 Pillars of the BMTX Banking Platform Banking Lending Advice Crypto 1 Investing & Insurance ▪ Checking ▪ Savings ▪ Card ▪ Credit card ▪ Personal loans ▪ Student refi ▪ Credit monitoring ▪ Budget ▪ Goals ▪ Gamification ▪ Buying ▪ Selling ▪ Pay a friend ▪ Extended rewards ▪ Trading ▪ Portfolio management ▪ Insurance ▪ Family products 12 1) BMTX does not intend to be a custodian of crypto assets

Key Investment Highlights New BaaS partner New global brand added to the portfolio with target launch in early 2023 Strong Financial Results Record results for 2Q’22 Account Growth >450k accounts opened in trailing twelve months Attractive Valuation Discount to public and private peer set Strong Existing Partnerships Over 750 university partners, T - Mobile, & New BaaS partner Deep Customer Engagement 13% YoY 2Q increase in revenue per active account Proprietary Banking - as - a - Service (BaaS) Platform Flexible API driven platform ready to roll out quickly and integrate with partners easily First Sound Bank Merger Top strategic priority and is progressing as planned 13 Strong future growth prospects as a Fintech Bank

Questions 14

Appendix 15

Creates a FinTech bank leveraging BMTX’s best - in - class Banking - as - a - Service (“BaaS”) offerings and nationwide deposit gathering capabilities with a bank charter Accelerates earnings power by supplementing fee - based income with net interest income Offers new products and services over time through an expanded BaaS offering, direct to consumer initiatives, marketplace lending, personal investing and robo - advisory services and blockchain based payment systems Attracts new customers and enhances customer retention through the addition of banking products and services that leverage BMTX's unique, low cost, high volume customer acquisition strategy and marketing strength Enables BMTX to support other FinTechs with its banking platform Enhances customer value creation and engagement by providing access to lending products and promoting better financial health by helping them manage their cash flow and savings Achieves an Important Milestone in the Evolution of the Company Allowing for the Expansion of its Products & Services to Better Serve Customers 16 Strategically Significant & Financially Attractive Merger with First Sound Bank

Reconciliation - GAAP Net Income to Core Net Income 17 (1) 1) Restated, see “restatement of 2021 Quarterly Financials herein Reconciliation - GAAP Net Income (Loss) to Core Net Income (Loss) (in thousands) Q2 Q1 Q4 Q3 1 Q2 1 Six Months Ended June 30, 2022 2022 2021 2021 2021 2022 2021 GAAP net income (loss) $ 4,472 $ 3,964 $ (1,351) $ 7,124 $ (4,791) $ 8,436 $11,269 Add: unrealized loss (gain) on FV of private warrant liability (5,641) (2,644) 764 (6,043) 3,056 (8,285) (11,947) Add: merger expenses 1 289 (65) — — 290 — Add: non-cash equity compensation 3,052 2,919 3,386 2,419 2,399 5,971 5,538 Less: tax (@27%) on taxable non-core items — (78) 18 — — (78) — Core net income (loss) $ 1,884 $ 4,450 $ 2,751 $ 3,500 $ 664 $ 6,334 $ 4,860 Diluted shares 12,615 12,233 11,902 11,904 11,900 12,595 13,791 Core diluted earnings (loss) per share $ 0.15 $ 0.36 $ 0.23 $ 0.29 $ 0.06 $ 0.50 $ 0.35 (1) Restated. See “Restatement of 2021 Quarterly Financials” herein.

Reconciliation - GAAP Net Income to Core EBITDA 18 (1) 1) Restated, see “restatement of 2021 Quarterly Financials herein Reconciliation - GAAP Net Income to Core EBITDA (in thousands) Q2 Q1 Q4 Q3 1 Q2 1 Six Months Ended June 30, 2022 2022 2021 2021 2021 2022 2021 GAAP net income (loss) $ 4,472 $ 3,964 $ (1,351) $ 7,124 $ (4,791) $ 8,436 $11,269 Add: unrealized loss (gain) on FV of private warrant liability (5,641) (2,644) 764 (6,043) 3,056 (8,285) (11,947) Add: depreciation and amortization 3,030 3,073 3,105 2,946 2,950 6,103 5,908 Add: interest — — — — 42 — 96 Add: taxes 950 1,643 1,491 1,167 1,382 2,593 3,095 Add: non-cash equity compensation 3,052 2,919 3,386 2,419 2,399 5,971 5,538 Add: merger expenses 1 289 65 — — 290 — Core EBITDA $ 5,864 $ 9,244 $ 7,460 $ 7,613 $ 5,038 $15,108 $13,959 (1) Restated. See “Restatement of 2021 Quarterly Financials” herein.

Valuation Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 06/30/2022 Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates 1) Reflects median values for comparable companies in each respective industry 2) 2021 and 2022 Revenue and EBITDA based on consensus estimates as of 06/30/2022 19 EV / 2022E Revenue Multiples EV / 2022E EBITDA Multiples 0.4x 2.5x 4.0x BMTX Digital Financial Platforms Software & Payments 3.0x 10.2x 46.2x BMTX Digital Financial Platforms Software & Payments Company Ticker Sh Price EV 2022E 2023E 2022E 2023E 22/21 Sales Growth EBITDA MARGIN Digital Financial Platforms Upstart Holdings Inc (XNAS:UPST) UPST $31.62 $2,847 34.2x 18.9x 3.2x 3.0x 5.2% 9% OPEN LENDING CORPORATION (XNAS:LPRO) LPRO $10.23 $1,273 10.2x 9.0x 6.6x 6.0x -10.9% 65% SOFI TECHNOLOGIES, INC. (XNAS:SOFI) SOFI $5.27 $8,349 80.7x 29.5x 5.6x 4.0x 53.5% 7% MONEYLION INC. (XNYS:ML) ML $1.32 $593 -10.0x 31.9x 1.8x 1.1x 115.7% -18% LENDINGCLUB CORPORATION (XNYS:LC) LC $11.69 $400 1.8x 1.5x 0.3x 0.3x 34.8% 19% Median 10.2x 18.9x 2.5x 3.0x 0.3x 0.1x Software & Payments MARQETA, INC. (XNAS:MQ) MQ $8.11 $2,696 NM -67.3x 3.7x 2.9x 39.9% -7% FLYWIRE CORPORATION (XNAS:FLYW) FLYW $17.63 $1,555 99.5x 51.5x 5.8x 4.4x 33.4% 6% Q2 HOLDINGS, INC. (XNYS:QTWO) QTWO $38.57 $2,543 59.6x 39.9x 4.4x 3.7x 16.1% 7% PAYPAL HOLDINGS, INC. (XNAS:PYPL) PYPL $69.84 $82,953 12.7x 10.6x 3.0x 2.6x 9.8% 23% PAYMENTUS HOLDINGS, INC. (XNYS:PAY) PAY $13.37 $1,478 56.9x 35.8x 3.0x 2.4x 23.7% 5% Evertec Inc (XNYS:EVTC) EVTC $36.88 $2,827 10.2x 10.3x 4.6x 4.4x 3.3% 45% BLOCK, INC. (XNYS:SQ) SQ $61.46 $35,938 46.2x 30.7x 2.0x 1.7x -0.6% 4% EVO PAYMENTS, INC. (XNAS:EVOP) EVOP $23.52 $2,360 11.5x 10.1x 4.2x 3.8x 11.9% 37% Median 46.2x 4.0x 3.3x 14.0% 7% Tech Forward Banks AXOS FINANCIAL, INC. (XNYS:AX) AX $35.85 $3,531 9.0x 7.8x 5.0x 4.3x 13.2% 1% GREEN DOT CORPORATION (XNYS:GDOT) GDOT $25.11 $1,371 10.2x 9.4x 1.0x 1.0x -0.8% 0% LIVE OAK BANCSHARES, INC. (XNAS:LOB) LOB $33.89 $1,576 15.6x 13.2x 3.3x 3.3x 8.1% 0% FIRST INTERNET BANCORP (XNAS:INBK) INBK $36.82 $916 8.1x 7.1x 8.3x 7.6x -8.0% 4% Pathward Financial, Inc. (XNAS:CASH) CASH $38.67 $1,152 9.4x 7.3x 2.1x 1.9x 11.2% 1% Median 9.4x 7.8x 3.3x 3.3x 8.1% 1% BM TECHNOLOGIES, INC. (XNYS:BMTX) BMTX $5.89 $47 1.5x 1.5x 0.4x 0.4x 15% 30% BMTX (Cashless warrant conversion) $24.00 $567 21.8x 18.5x 5.2x 5.1x 15% 30% BMTX (warrant dilution) $11.50 $115 4.4x 3.8x 1.1x 1.0x 15% 30% EV/EBITDA Price/Earnings EV/Sales

Capitalization Note: Share price as of August 15th, 2022 20 Equity Capitalization Summary Valuation Sh Count % of Total Share Price $6.30 Publicly Held 8.9 73.0% Total Shares Outstanding 12.3 PIPE Investors 1.9 16.6% Insiders 1.3 10.7% Market Cap $77.4 Total shares outstanding 12.3 Cash $32.5 Debt $0.0 Warrants outstanding 22.7 Enterprise Value $44.9 Expiration Date 1/4/2026 BMTX 'TTM Revenue $96.2 BMTX 'TTM EBITDA $30.2 EV/EBITDA ('21) 1.5x EV/Revenue ('21) 0.5x

BM Technologies Solves Multiple Parties' Pain Points in One Solution

Resulting in High-Volume, Low-Cost Customer Acquisition

B2B2C Approach



Consumers
Students
Customers
Employees
Clients and Partners
Natural Checkout Moments
Bmt
Bank Partners

Examples of BM Technologies Solutions within 3 Verticals

Higher-Ed Banking

- Distribute financial aid refunds and other disbursements
- Eliminate administrative burden and complexity
- Offer students access to banking services
- Reduce processing costs annually by ~$125K / year



Banking-as-a-Service (White-Label Banking)

- Offer financial services through white-label partnerships
- Attract customers by improving banking experience in historically-underserved segments
- Deliver customizable, partner branded rewards and special offers to further drive loyalty
- Create net-new, passive revenue streams for partners with lower customer attrition



Niche D2C

- Deploy differentiated financial targeted to underserved affinity groups
- Modern digital banking experience via interest-bearing accounts, no fees and unique value propositions for segments



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Competitive Positioning

Complete Digital Banking Platform

Illustrative Competitive Landscape

Representative Firms	BM Technologies	chime, CHASE, VARO, TD Bank, WELLS FARGO	green dot, BBVA	Synapse, MARQETA	The Bancorp, cross river, EVOLVE
Competitive Differentiation	**White-Label**	Consumer Banks & Neo Banks	BaaS Banks	Fintech BaaS Providers	White-Label Charters
Extreme partnership tailoring Deep customer experience integration	✓	○	◑	◑	◑
Full-BaaS Model Complete white label digital banking platform (compliance, deposit operations, fraud management, customer care, etc)	✓	○	◕	◔	◔
Branded Digital Banking Offer full white label digital bank app on mobile and web	✓	○	◔	○	○
Revenue share / great consumer prices Partnerships drive low CAC & blended offers. Planned Durbin exempt bank	✓	○	◕	◑	◑

BM Technologies' ability to customize and integrate a fully branded front and back end experience is a differentiating approach and key to partners who have a strong brand relationship with their customers

Why BM Technologies Wins

- Partnership model offering turnkey, fully branded digital banking platform
- Deep experience and long history in B2B2C banking
- Superior service, delivering executive oversight and fully-supported implementation
- Delivers interchange revenue share potential from all account activity

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Distribution Through Market Leadership Position in Higher-Ed

Deeply Embedded Campus Relationships Allow for Customer Acquisition and "Customer for Life" Strategy

U.S. Higher-Ed Student Disbursement Market Share(1)

TOTAL ADDRESSABLE MARKET IS 20M STUDENTS AND REPLENISHES EVERY YEAR(2)(3)



Payment Providers
BankMobile
31%
Software
19%
Other(5)
18%
In-House Capabilities
30%
2%
National Banks

Exclusive, Long-Term and Contractual Campus Relationships

- Long-term embedded university client base of approximately 750 campuses
- SSE retention rate of over 98%(4)
- Average client tenure > 5 years
- Typical new contract term is 3 – 5 years with auto-renewal periods of various lengths
- Active pipeline of ~1M students
- Expect prepaid providers to be a minimal threat as regulations have made it more difficult for prepaid operators

Benefit of the Higher-Ed Business

- Access to ~1 in every 3 college students in the U.S.
- Ability to create through selling additional financial "customer for life" services products as students graduate
- Proven scale generating approximately $60M in annual revenues with nearly 2M accounts currently on the platform
- Scalable technology distributing more than $10B of payments a year

Recent Developments

- BMTX is in active implementation on 2 new Partnerships that are intended to increase product offerings to schools and increase adoption of BMTX's products by SSEs.
- BMTX's mix of SSE's is weighted towards local, two-year institutions
- Management believes BMTX's segment exposure could perform better than more expensive, private, four-year schools, by offering a better value proposition particularly if remote learning becomes more common or required
  - 87% of SSE at better value "public" schools
  - Active pipeline of schools with ~1M SSEs

Note: SSEs refers to Signed Student Enrollment
1) Per BM Technologies internal sales database and estimated student market size based on SSEs
2) National Center for Education Statistics. "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017
3) ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.)
4) Represents one minus the annual SSE attrition over beginning of the year SSE count
5) Includes credit unions, regional banks, other software providers, unknown, etc.

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BMTX strongly positioned in fast growing BaaS Market Global Banking as a Service (BaaS) Opportunity Banking - as - a - Service (BaaS) is enabled by the seamless integration of financial services and products into other customer activities, typically on non - financial digital platforms. ▪ Incumbent financial organizations ▪ Fintechs ▪ Financial services ▪ Non - financial organizations such as: ▪ E - commerce ▪ Travel ▪ Retail ▪ Health ▪ Telecom Who Utilizes BaaS 1) Source: Cornerstone Advisors Banking as a Service Revenue Forecast ▪ Rapid digital transformation ▪ Innovate new players ▪ Presence of Application Programming Interfaces (APIs) ▪ Lowers cost of acquisition Global BaaS Market 1 $1.2BN $25.5BN Total Revenue Generated 2021 2026